Assets Held for Sale	12 Months Ended
Dec. 31, 2011
Property, Plant and Equipment Assets Held-for-sale Disclosure [Abstract]
Assets Held for Sale
8.	Assets Held for Sale

In 2009, the Company committed to a plan to complete its exit from the DRAM business and to sell certain fixed assets having a carrying value of $30,903,192 at the time when the decision to fully exit from the DRAM market was made. The Company began actively soliciting for potential buyers for these assets prior to December 31, 2009 and expected to sell them within the following twelve months. At December 31, 2009, the assets were classified as held for sale and were written down to $8,184,462 representing the Company’s estimate of fair value less costs to sell. Fair value of long-lived assets held for sale was determined by the price that would be received to sell the asset in an orderly transaction between market participants. $18,640,862 and $4,077,868 were recorded as a component of impairment loss and discontinued operation loss in the consolidated statements of comprehensive income, respectively.

In 2010, the Company sold a portion of such assets for $7,611,775, resulting in a gain of $1,455,721. As of December 31, 2010, the Company concluded that the remaining assets of $4,756,260 would not be sold within the following 12 months and, accordingly, reclassified such assets to assets held and used.